EX.99.906.CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Amplify ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Amplify ETF Trust for the year ended October 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Amplify ETF Trust for the stated period.

/s/Christian Magoon		/s/Bradley H. Bailey
Christian Magoon, President and Chief Executive Officer, Amplify ETF Trust		Bradley H. Bailey, Chief Financial Officer, Amplify ETF Trust

Dated:	12/28/2018	Dated:	12/28/2018

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Amplify ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.